Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 9 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company is required to pay royalties to the State of Israel (represented by the Israeli Innovation Authority (the “IIA”)), computed on the basis of proceeds from the sale or license of products for which development was supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the dollar) received by the Company plus annual interest at a LIBOR-based rate.

The gross amount of grants received by the Company from the IIA, including accrued interest as of June 30, 2021, was approximately $7.6 million. As of June 30, 2021, the Company had not paid any royalties to the IIA.

In January 2021, the Company submitted a new non-dilutive grant application to the IIA for reimbursement by the IIA of certain expenses associated with its clinical development program of prevention of cytokine storms and organ dysfunction associated with sepsis for a period commencing January 1, 2021 and ending December 31, 2021 (the “2021 Sepsis Grant Application”). In May 2021 the IIA approved the 2021 Sepsis Grant Application in the total amount of NIS 3.8 million ($1.16 million).